Provision for Income Taxes - Schedule of Deferred Tax Assets (Details) - Ci2i Services, INC [Member] - USD ($)	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Net operating loss before non-deductible items	$ (492,275)	$ (437,701)	$ (430,930)
Tax rate	34.00%	34.00%	34.00%
Total deferred tax assets	$ 167,374	$ 148,818	$ 146,516
Less: Valuation allowance	(167,374)	(148,818)	(146,516)
Net deferred tax assets